SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
March 23, 2022

BREAD FINANCIAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3095 LOYALTY CIRCLE
COLUMBUS, Ohio 43219
(Address and Zip Code of Principal Executive Offices)

(614) 729-4000
(Registrant’s Telephone Number, including Area Code)

ALLIANCE DATA SYSTEMS CORPORATION
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ADS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    [  ]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously announced, effective March 23, 2022, Alliance Data Systems Corporation (the “Company”) changed its name to Bread Financial Holdings, Inc.  To effect the name change, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to its Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.  Under Section 242 of the Delaware General Corporation Law, the name change does not require stockholder approval.  A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.  The name change does not affect the rights of the Company’s security holders.  There were no other changes to the Company’s Third Amended and Restated Certificate of Incorporation in connection with the name change.

The Company also has amended and restated its Bylaws (the “Amended Bylaws”) to reflect the name change, effective as of March 23, 2022.  A copy of the Amended Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference. There were no other changes to the Company’s Bylaws in connection with the name change.

The Company also intends for its common stock to cease trading under the ticker symbol “ADS” and begin trading under its new ticker symbol, “BFH”, on the New York Stock Exchange, effective April 4, 2022. The Company’s CUSIP number for its common stock will not change.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document Description

3.1	Certificate of Amendment to Third Amended and Restated Certificate of Incorporation.

3.2	Sixth Amended and Restated Bylaws.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bread Financial Holdings, Inc.

Date: March 24, 2022	By:	/s/ Joseph L. Motes III
Joseph L. Motes III
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary